United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09329

                 ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: June 30, 2005

                     Date of reporting period: June 30, 2005

ITEM 1.       REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein Global Health Care Fund


Annual Report

June 30, 2005


ANNUAL REPORT

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

August 25, 2005

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Health Care Fund (the "Fund") for the annual reporting period ended June 30, 2005.

Investment Objectives and Policies

This open-end fund seeks capital appreciation and, secondarily, current income. The Fund invests substantially all of its assets in securities issued by companies principally engaged in health care and health care-related industries. The Fund seeks to benefit from capital appreciation opportunities in emerging technologies and services in health care industries by investing in companies which are expected to profit from the development of new products and services for these industries. The Fund invests in a global portfolio of securities of U.S. and non-U.S. companies. It may invest in both new, smaller or less-seasoned companies as well as larger, established companies in the health care industries.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmarks, the Standard & Poor's (S&P) 500 Stock Index, the S&P Healthcare Sector Composite and the Morgan Stanley Capital International (MSCI) World Health Care Index, for the six- and 12-month periods ended June 30, 2005. For comparison, returns for the Lipper Health/Biotechnology Funds Average (the "Lipper Average") are also included. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

For the six- and 12-month periods ended June 30, 2005, the Fund outperformed the S&P Healthcare Sector Composite and the Lipper Health/ Biotechnology Funds Average. The Fund outperformed the MSCI World Health Care Index in the six-month period, but slightly underperformed it during the 12-month period. While the MSCI World Health Care Index includes drug companies based all over the world, the S&P Healthcare Sector Composite contains only U.S.-based drug companies. The poor performance of U.S.-based drug companies during the 12-month period ended June 30, 2005 contributed to lower relative returns for the S&P Healthcare Sector Composite versus the MSCI World Health Care Index during the reporting period.

During both periods, the Fund's underweighted position in drugs, which were relatively poor performers, and overweighted positions in biotechnology and medical services (particularly health insurance stocks) which were excellent performers, were the major factors contributing to the Fund's positive relative performance. The Fund's overweighted position in orthopedic device stocks modestly hurt relative performance during both periods.

Market Review and Investment Strategy

During both the six- and 12-month periods ended June 30, 2005, the drug sector was the worst performing sector in health care due to earnings disappointments from primarily U.S.-based companies due to patent expirations and the withdrawal of COX-2 inhibitors. The Fund was underweighted


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 1


in drugs during both periods and holdings were primarily in non-U.S. based companies. Biotechnology and medical services care stocks outperformed in both periods due to strong and generally better-than-expected earnings, especially in the managed care (health insurance) sector. The Fund was overweighted in these sectors. Another overweighted Fund sector, medical products, outperformed during the six-month period, but underperformed during the 12-month period.

During the six-month period ended June 30, 2005, the Fund's portfolio manager (the "manager") narrowed the Fund's underweighted position in pharmaceuticals and reduced its overweighted position in biotechnology. During the 12-month reporting period, the manager maintained the Fund's large overweighted positions in medical devices and managed care.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Stock Index, the unmanaged S&P Healthcare Sector Composite and the unmanaged MSCI World Health Care Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care-related products or services. The MSCI World Health Care Index is a capitalization-weighted index that monitors the performance of health care stocks from around the world. For the six- and 12-month periods ended June 30, 2005, the Lipper Health/Biotechnology Funds Average consisted of 183 and 180 funds, respectively. These funds have generally similar investment objectives to AllianceBernstein Global Health Care Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund concentrates its investments in the health care and health sciences industries and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. The Fund's investments in small- to mid-capitalization companies have capitalization risk and may be more volatile than investments in larger companies. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 3


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE FUND VS. ITS BENCHMARKS                           -------------------------
PERIODS ENDED JUNE 30, 2005                            6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Global Health Care Fund
   Class A                                               5.09%         6.54%
-------------------------------------------------------------------------------
   Class B                                               4.68%         5.71%
-------------------------------------------------------------------------------
   Class C                                               4.76%         5.79%
-------------------------------------------------------------------------------
   Advisor Class                                         5.30%         6.80%
-------------------------------------------------------------------------------
   Class R**                                             7.37%*
-------------------------------------------------------------------------------
   Class K**                                             7.45%*
-------------------------------------------------------------------------------
   Class I**                                             7.54%*
-------------------------------------------------------------------------------
S&P 500 Stock Index                                     -0.81%         6.32%
-------------------------------------------------------------------------------
S&P Healthcare Sector Composite                          3.51%         3.04%
-------------------------------------------------------------------------------
MSCI World Health Care Index                             3.42%         6.96%
-------------------------------------------------------------------------------
Lipper Health/Biotechnology Funds Average                0.31%         3.81%
-------------------------------------------------------------------------------

*  Since Inception. (See inception dates below.)

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
8/27/99* TO 6/30/05

AllianceBernstein Global Healthcare Fund Class A: $11,940
S&P Healthcare Sector Composite: $11,109
MSCI World Health Care Index: $11,059
S&P 500 Stock Index: $9,664


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                                                     S&P
            AllianceBernstein                     Healthcare       MSCI World
           Global Health Care      S&P 500          Sector        Health Care
              Fund Class A       Stock Index       Composite          Index
-------------------------------------------------------------------------------
 8/27/99*       $  9,575          $ 10,000         $ 10,000         $ 10,000
 6/30/00        $ 11,873          $ 10,897         $ 11,580         $ 10,937
 6/30/01        $ 10,793          $  9,282         $ 10,847         $ 10,203
 6/30/02        $  9,502          $  7,613         $  9,413         $  8,990
 6/30/03        $  9,993          $  7,632         $ 10,211         $  9,334
 6/30/04        $ 11,207          $  9,090         $ 10,781         $ 10,340
 6/30/05        $ 11,940          $  9,664         $ 11,109         $ 11,059


*  Since inception of the Fund's Class A shares on 8/27/99.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Health Care Fund Class A shares (from 8/27/99* to 6/30/05) as compared to the performance of the Fund's benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page. (Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2005
--------------------------------------------------------------

                            NAV Returns         SEC Returns
Class A Shares
1 Year                          6.54%              1.98%
5 Years                         0.11%             -0.75%
Since Inception*                3.85%              3.09%

Class B Shares
1 Year                          5.71%              1.71%
5 Years                        -0.65%             -0.65%
Since Inception*                3.07%              3.07%

Class C Shares
1 Year                          5.79%              4.79%
5 Years                        -0.61%             -0.61%
Since Inception*                3.10%              3.10%

Advisor Class Shares
1 Year                          6.80%
5 Years                         0.41%
Since Inception*                4.31%

Class R Shares+
Since Inception*                7.37%

Class K Shares+
Since Inception*                7.45%

Class I Shares+
Since Inception*                7.54%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2005)
--------------------------------------------------------------

Class A Shares
1 Year                                             1.98%
5 Years                                           -0.75%
Since Inception*                                   3.09%

Class B Shares
1 Year                                             1.71%
5 Years                                           -0.65%
Since Inception*                                   3.07%

Class C Shares
1 Year                                             4.79%
5 Years                                           -0.61%
Since Inception*                                   3.10%


* Inception Dates: 8/27/99 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 5


                                                                  Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                            Beginning                         Ending
                          Account Value                   Account Value                   Expenses Paid
                        January 1, 2005                   June 30, 2005                   During Period*
                -------------------------------   -------------------------------   ---------------------------
                   Actual        Hypothetical       Actual        Hypothetical**      Actual      Hypothetical
                -----------   -----------------   -----------   -----------------   -----------   -------------
Class A            $1,000          $1,000         $1,050.90         $1,015.82        $ 9.20          $ 9.05
---------------------------------------------------------------------------------------------------------------
Class B            $1,000          $1,000         $1,046.78         $1,012.15        $12.94          $12.72
---------------------------------------------------------------------------------------------------------------
Class C            $1,000          $1,000         $1,047.61         $1,012.30        $12.79          $12.57
---------------------------------------------------------------------------------------------------------------
Advisor
Class              $1,000          $1,000         $1,052.97         $1,017.31        $ 7.69          $ 7.55
---------------------------------------------------------------------------------------------------------------
Class R +          $1,000          $1,000         $1,073.66         $1,010.94        $ 5.84          $ 5.67
---------------------------------------------------------------------------------------------------------------
Class K +          $1,000          $1,000         $1,074.52         $1,011.80        $ 4.95          $ 4.80
---------------------------------------------------------------------------------------------------------------
Class I +          $1,000          $1,000         $1,075.39         $1,012.73        $ 3.99          $ 3.87
---------------------------------------------------------------------------------------------------------------


* Expenses are equal to the classes' annualized expense ratios of 1.81%, 2.55%, 2.52%, 1.51%, 1.70%, 1.44% and 1.16%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period/365.

**  Assumes 5% return before expenses.

+ The account value and expenses for Class R, Class K and Class I shares are based on the period from March 1, 2005 (commencement of distribution) through June 30, 2005.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                                              Portfolio Summary
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
June 30, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $176.5


INDUSTRY BREAKDOWN*
     41.1%   Drugs
     24.5%   Medical Products
     19.6%   Medical Services              [PIE CHART OMITTED]
     12.8%   Biotechnology

      2.0%   Short-Term


COUNTRY BREAKDOWN*
     66.3%   United States
     17.3%   Switzerland
      4.0%   France
      3.5%   Israel                        [PIE CHART OMITTED]
      2.9%   Germany
      2.3%   India
      1.7%   Japan

      2.0%   Short-Term


* All data are as of June 30, 2005. The Fund's industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 7


                                                           Ten Largest Holdings
-------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
June 30, 2005

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
_______________________________________________________________________________

WellPoint, Inc.                                  $ 13,370,880           7.6%
-------------------------------------------------------------------------------
UnitedHealth Group, Inc.                            9,833,604           5.6
-------------------------------------------------------------------------------
Alcon, Inc.                                         9,415,035           5.3
-------------------------------------------------------------------------------
Genentech, Inc.                                     9,053,978           5.1
-------------------------------------------------------------------------------
St. Jude Medical, Inc.                              8,194,319           4.6
-------------------------------------------------------------------------------
Roche Holding AG                                    7,948,524           4.5
-------------------------------------------------------------------------------
Zimmer Holdings AG                                  7,936,914           4.5
-------------------------------------------------------------------------------
Stryker Corp.                                       7,894,960           4.5
-------------------------------------------------------------------------------
Forest Laboratories, Inc.                           7,264,950           4.1
-------------------------------------------------------------------------------
Eli Lilly & Co.                                     7,225,587           4.1
-------------------------------------------------------------------------------
                                                 $ 88,138,751          49.9%


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2005


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-98.2%

France-4.0%
Sanofi-Aventis                                         85,099     $   6,969,417
                                                                  -------------
Germany-2.9%
Altana AG                                              89,526         5,111,584
                                                                  -------------
India-2.3%
Ranbaxy Laboratories, Ltd. (GDR)                      163,845         4,055,164
                                                                  -------------
Israel-3.5%
Teva Pharmaceutical Industries, Ltd. (ADR)            198,480         6,180,667
                                                                  -------------
Japan-1.7%
Shionogi & Co., Ltd.                                  235,000         3,019,592
                                                                  -------------
Switzerland-17.4%
Alcon, Inc.                                            86,100         9,415,035
Nobel Biocare Holding AG                               30,527         6,182,612
Novartis AG                                           149,319         7,089,163
Roche Holding AG                                       62,995         7,948,524
                                                                  -------------
                                                                     30,635,334
                                                                  -------------
United States-66.4%
Allergan, Inc.                                         79,600         6,785,104
Amgen, Inc.(a)                                         76,600         4,631,236
Amylin Pharmaceuticals, Inc.(a)                        93,500         1,956,955
Caremark Rx, Inc.(a)                                  150,000         6,678,000
Cephalon, Inc.(a)                                      95,300         3,793,893
Eli Lilly & Co.                                       129,700         7,225,587
Forest Laboratories, Inc.(a)                          187,000         7,264,950
Genentech, Inc.(a)                                    112,780         9,053,978
Gilead Sciences, Inc.(a)                              159,100         6,998,809
Health Management Associates, Inc., Series A          184,910         4,840,944
Johnson & Johnson                                      56,700         3,685,500
St. Jude Medical, Inc.(a)                             187,900         8,194,319
Stryker Corp.                                         166,000         7,894,960
UnitedHealth Group, Inc.                              188,600         9,833,604
Vicuron Pharmaceuticals, Inc.(a)                      102,500         2,859,750
WellPoint, Inc.(a)                                    192,000        13,370,880
Wyeth                                                  96,240         4,282,680
Zimmer Holdings, Inc.(a)                              104,200         7,936,914
                                                                  -------------
                                                                    117,288,063
                                                                  -------------
Total Common Stocks
  (cost $111,208,753)                                               173,259,821
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 9


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.0%
Time Deposit-2.0%
Barclays Bank
  3.37%, 7/01/05
  (cost $3,600,000)                                   $ 3,600     $   3,600,000
                                                                  -------------
Total Investments-100.2%
  (cost $114,808,753)                                               176,859,821
Other assets less liabilities-(0.2%)                                   (331,401)
                                                                  -------------
Net Assets-100%                                                   $ 176,528,420
                                                                  =============


(a)  Non-income producing security.

Glossary of terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See notes to financial statements.


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2005


ASSETS
Investments in securities, at value (cost $114,808,753)          $  176,859,821
Cash                                                                     78,293
Receivable for capital stock sold                                       550,972
Dividends and interest receivable                                       117,340
                                                                 --------------
Total assets                                                        177,606,426
                                                                 --------------
LIABILITIES
Payable for capital stock redeemed                                      618,876
Distribution fee payable                                                109,071
Advisory fee payable                                                    108,899
Transfer Agent fee payable                                               33,852
Accrued expenses                                                        207,308
                                                                 --------------
Total liabilities                                                     1,078,006
                                                                 --------------
Net Assets                                                       $  176,528,420
                                                                 ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                            $       14,645
Additional paid-in capital                                          164,109,847
Accumulated net investment loss                                         (69,432)
Accumulated net realized loss on investment and
  foreign currency transactions                                     (49,573,476)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                        62,046,836
                                                                 --------------
                                                                 $  176,528,420
                                                                 ==============

CALCULATION OF MAXIMUM OFFERING PRICE PER SHARE

                                                         Net Asset Value and:
                                                     ---------------------------      Maximum
                                     Shares           Offering       Redemption       Offering
Class            Net Assets       Outstanding           Price           Price          Price *
-------------------------------------------------------------------------------------------------
A               $46,504,839         3,753,451              --           $12.39         $12.94
-------------------------------------------------------------------------------------------------
B               $94,104,447         7,933,601          $11.86               --             --
-------------------------------------------------------------------------------------------------
C               $24,000,320         2,020,678          $11.88               --             --
-------------------------------------------------------------------------------------------------
Advisor         $11,886,467           934,417          $12.72           $12.72             --
-------------------------------------------------------------------------------------------------
R               $    10,844               875          $12.39           $12.39             --
-------------------------------------------------------------------------------------------------
K               $    10,747               867          $12.40           $12.40             --
-------------------------------------------------------------------------------------------------
I               $    10,756               867          $12.41           $12.41             --
-------------------------------------------------------------------------------------------------



* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 11


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2005

INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $121,511)                                    $  1,224,810
Interest                                                46,391     $  1,271,201
                                                  ------------
EXPENSES
Advisory fee                                         1,454,502
Distribution fee--Class A                              146,383
Distribution fee--Class B                              997,541
Distribution fee--Class C                              256,651
Distribution fee--Class R                                   17
Distribution fee--Class K                                    9
Transfer agency                                        802,979
Custodian                                              161,843
Printing                                               103,574
Registration                                            97,093
Legal                                                   84,249
Administrative                                          84,000
Audit                                                   61,587
Directors' fees                                         24,166
Miscellaneous                                           17,230
                                                  ------------
Total expenses                                       4,291,824
Less: expenses waived by the Adviser
  (see Note B)                                         (73,713)
Less: expense offset arrangement
  (see Note B)                                          (1,785)
                                                  ------------
Net expenses                                                          4,216,326
                                                                   ------------
Net investment loss                                                  (2,945,125)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                            10,877,440
  Foreign currency transactions                                         (76,668)
Net change in unrealized appreciation/
  depreciation of:
  Investments                                                           377,257
  Foreign currency denominated assets
    and liabilities                                                     (14,496)
                                                                   ------------
Net gain on investment and foreign
  currency transactions                                              11,163,533
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $  8,218,408
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                 Year Ended       Year Ended
                                                   June 30,         June 30,
                                                     2005             2004
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss                             $   (2,945,125)  $   (3,563,147)
Net realized gain on investment
  and foreign currency transactions                 10,800,772          260,870
Net change in unrealized appreciation/
  depreciation of investments and foreign
  currency denominated assets
  and liabilities                                      362,761       27,359,443
                                                --------------   --------------
Net increase in net assets from
  operations                                         8,218,408       24,057,166

CAPITAL STOCK TRANSACTIONS
Net decrease                                       (46,432,213)     (43,735,692)
                                                --------------   --------------
Total decrease                                     (38,213,805)     (19,678,526)

NET ASSETS
Beginning of period                                214,742,225      234,420,751
                                                --------------   --------------
End of period (including accumulated net
  investment loss of $69,432 and
  $35,165, respectively)                        $  176,528,420   $  214,742,225
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 13


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2005

NOTE A

Significant Accounting Policies

AllianceBernstein Global Health Care Fund, Inc. (the "Fund"), formerly AllianceBernstein Health Care Fund, Inc., was organized as a Maryland corporation on April 30, 1999 and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 15


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts on short term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE B

Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .95% of the Fund's average daily net assets. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. From July 1, 2004 through September 6, 2004, such waiver amounted to $73,713. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $84,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 2005.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $454,443 for the year ended June 30, 2005.

For the year ended June 30, 2005, the Fund's expenses were reduced by $1,785 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,360 from the sales of Class A shares and received $5,313, $114,967 and $2,949 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2005.

Brokerage commissions paid on investment transactions for the year ended June 30, 2005, amounted to $183,712, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 17


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class Iand Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,759,031, $911,049, $-0- and $-0- for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2005, were as follows:

                                                   Purchases         Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $   53,304,350   $  104,834,400
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                             $  115,401,380
                                                                 ==============
Gross unrealized appreciation                                    $   63,458,684
Gross unrealized depreciation                                        (2,000,243)
                                                                 --------------
Net unrealized appreciation                                      $   61,458,441
                                                                 ==============


Forward Exchange Currency Contracts

The Fund may enter into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

There are 21,000,000,000 shares of $0.001 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                       June 30,      June 30,       June 30,        June 30,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold              980,730     1,024,968    $ 11,170,440    $ 11,340,209
-------------------------------------------------------------------------------
Shares converted
  from Class B           129,273       163,225       1,470,358       1,809,049
-------------------------------------------------------------------------------
Shares redeemed       (2,090,848)   (1,859,692)    (23,711,110)    (20,355,448)
-------------------------------------------------------------------------------
Net decrease            (980,845)     (671,499)   $(11,070,312)   $ (7,206,190)
===============================================================================

Class B
Shares sold              603,529       945,287    $  6,732,881    $ 10,180,395
-------------------------------------------------------------------------------
Shares converted
  to Class A            (134,548)     (158,542)     (1,470,358)     (1,809,049)
-------------------------------------------------------------------------------
Shares redeemed       (3,161,967)   (3,539,692)    (34,389,182)    (37,409,957)
-------------------------------------------------------------------------------
Net decrease          (2,692,986)   (2,752,947)   $(29,126,659)   $(29,038,611)
===============================================================================


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 19


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                       June 30,      June 30,       June 30,        June 30,
                         2005          2004           2005            2004
                     ------------  ------------  --------------  --------------
Class C
Shares sold              157,016       308,806    $  1,748,246    $  3,298,748
-------------------------------------------------------------------------------
Shares redeemed         (868,735)     (975,248)     (9,452,505)    (10,329,987)
-------------------------------------------------------------------------------
Net decrease            (711,719)     (666,442)   $ (7,704,259)   $ (7,031,239)
===============================================================================

Advisor Class
Shares sold              321,400       290,746    $  3,798,306    $  3,357,917
-------------------------------------------------------------------------------
Shares redeemed         (201,886)     (338,952)     (2,359,389)     (3,817,569)
-------------------------------------------------------------------------------
Net increase
  (decrease)             119,514       (48,206)   $  1,438,917    $   (459,652)
===============================================================================

                    March 1, 2005(a)             March 1, 2005(a)
                      to June 30,                  to June 30,
                         2005                         2005
                     ------------                --------------
Class R
Shares sold                  875                  $     10,100
---------------------------------------------------------------
Shares redeemed               -0-                           -0-
---------------------------------------------------------------
Net increase                 875                  $     10,100
===============================================================

Class K
Shares sold                  867                  $     10,000
---------------------------------------------------------------
Shares redeemed               -0-                           -0-
---------------------------------------------------------------
Net increase                 867                  $     10,000
===============================================================

Class I
Shares sold                  867                  $     10,000
---------------------------------------------------------------
Shares redeemed               -0-                           -0-
---------------------------------------------------------------
Net increase                 867                  $     10,000
===============================================================

(a)  Commencement of distributions.


NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2005.

NOTE H

Components of Accumulated Earnings (Deficit)

As of June 30, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $  (48,980,850)(a)
Unrealized appreciation (depreciation)                           61,454,209(b)
                                                             --------------
Total accumulated earnings (deficit)                         $   12,473,359(c)
                                                             ==============

(a) On June 30, 2005, the Fund had a net capital loss carryforward of $48,980,850, of which $12,662,457 expires in the year 2010, $20,383,612 expires in the year 2011 and $15,934,781 expires in the year 2012. During the fiscal year, the Fund utilized capital loss carryforwards of $11,323,238. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2005, the Fund deferred to July 1, 2005, post-October currency losses of $69,432.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference betwen book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to currency post October loss.

During the current fiscal year, permanent differences, primarily due to foreign currency losses and a net investment loss, resulted in a net decrease in accumulated net realized loss on investment and foreign currency transactions, a decrease in accumulated net investment loss, and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 21


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 23


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class A
                                      -----------------------------------------------------------------
                                                             Year Ended June 30,
                                      -----------------------------------------------------------------
                                          2005         2004          2003         2002         2001
                                      -----------  -----------  -------------  -----------  -----------
Net asset value,
  beginning of period                   $11.63       $10.37          $9.86       $11.20       $12.40

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(a)                    (.13)(b)     (.12)(b)(c)    (.10)        (.12)        (.11)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .89         1.38            .61        (1.22)       (1.00)
Net increase (decrease) in
  net asset value from
  operations                               .76         1.26            .51        (1.34)       (1.11)

LESS: DISTRIBUTIONS
Distributions from net
  realized gain on investment
  and foreign currency
  transactions                              -0-          -0-            -0-          -0-        (.08)
Distributions in excess of
  net realized gain on
  investment and foreign
  currency transactions                     -0-          -0-            -0-          -0-        (.01)
Total distributions                         -0-          -0-            -0-          -0-        (.09)
Net asset value,
  end of period                         $12.39       $11.63         $10.37        $9.86       $11.20

TOTAL RETURN
Total investment return based
  on net asset value(d)                   6.54%       12.15%          5.17%      (11.96)%      (9.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $46,505      $55,079        $56,077      $63,973      $76,827
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.80%        1.82%          2.06%        1.85%        1.73%
  Expenses, before waivers/
    reimbursements                        1.84%        1.93%          2.06%        1.85%        1.73%
  Net investment loss                    (1.10)%(b)   (1.07)%(b)(c)  (1.12)%      (1.13)%       (.90)%
Portfolio turnover rate                     30%          34%             8%           9%           8%



See footnote summary on page 29.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 25


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Class B
                                      -----------------------------------------------------------------
                                                              Year Ended June 30,
                                      -----------------------------------------------------------------
                                          2005         2004          2003         2002         2001
                                      -----------  -----------  -------------  -----------  -----------
Net asset value,
  beginning of period                   $11.22       $10.08          $9.66       $11.05       $12.33

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(a)                    (.20)(b)     (.19)(b)(c)    (.17)        (.20)        (.19)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .84         1.33            .59        (1.19)       (1.00)
Net increase (decrease) in
  net asset value from
  operations                               .64         1.14            .42        (1.39)       (1.19)

LESS: DISTRIBUTIONS
Distributions from net
  realized gain on investment
  and foreign currency
  transactions                              -0-          -0-            -0-          -0-        (.08)
Distributions in excess of
  net realized gain on
  investment and foreign
  currency transactions                     -0-          -0-            -0-          -0-        (.01)
Total distributions                         -0-          -0-            -0-          -0-        (.09)
Net asset value,
  end of period                         $11.86       $11.22         $10.08        $9.66       $11.05

TOTAL RETURN
Total investment return based
  on net asset value(d)                   5.71%       11.31%          4.35%      (12.58)%      (9.81)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $94,104     $119,260       $134,907     $163,340     $203,620
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        2.55%        2.58%          2.82%        2.60%        2.46%
  Expenses, before waivers/
    reimbursements                        2.59%        2.69%          2.82%        2.60%        2.46%
  Net investment loss                    (1.87)%(b)   (1.83)%(b)(c)  (1.88)%      (1.87)%      (1.63)%
Portfolio turnover rate                     30%          34%             8%           9%           8%



See footnote summary on page 29.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   Class C
                                      -----------------------------------------------------------------
                                                              Year Ended June 30,
                                      -----------------------------------------------------------------
                                          2005         2004          2003         2002         2001
                                      -----------  -----------  -------------  -----------  -----------
Net asset value,
  beginning of period                   $11.23       $10.09          $9.66       $11.05       $12.33

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(a)                    (.20)(b)     (.19)(b)(c)    (.17)        (.20)        (.19)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .85         1.33            .60        (1.19)       (1.00)
Net increase (decrease) in
  net asset value from
  operations                               .65         1.14            .43        (1.39)       (1.19)

LESS: DISTRIBUTIONS
Distributions from net
  realized gain on investment
  and foreign currency
  transactions                              -0-          -0-            -0-          -0-        (.08)
Distributions in excess of
  net realized gain on
  investment and foreign
  currency transactions                     -0-          -0-            -0-          -0-        (.01)
Total distributions                         -0-          -0-            -0-          -0-        (.09)
Net asset value,
  end of period                         $11.88       $11.23         $10.09        $9.66       $11.05

TOTAL RETURN
Total investment return based
  on net asset value(d)                   5.79%       11.30%          4.45%      (12.58)%      (9.81)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $24,000      $30,698        $34,298      $41,268      $57,405
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        2.52%        2.55%          2.80%        2.57%        2.44%
  Expenses, before waivers/
    reimbursements                        2.56%        2.66%          2.80%        2.57%        2.44%
  Net investment loss                    (1.83)%(b)   (1.80)%(b)(c)  (1.85)%      (1.84)%      (1.60)%
Portfolio turnover rate                     30%          34%             8%           9%           8%



See footnote summary on page 29.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 27


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                Advisor Class
                                      -----------------------------------------------------------------
                                                              Year Ended June 30,
                                      -----------------------------------------------------------------
                                          2005         2004          2003         2002         2001
                                      -----------  -----------  -------------  -----------  -----------
Net asset value,
  beginning of period                   $11.91       $10.59         $10.03       $11.36       $12.54

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(a)                    (.09)(b)     (.08)(b)(c)    (.08)        (.09)        (.07)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .90         1.40            .64        (1.24)       (1.02)
Net increase (decrease) in
  net asset value from
  operations                               .81         1.32            .56        (1.33)       (1.09)

LESS: DISTRIBUTIONS
Distributions from net
  realized gain on investment
  and foreign currency
  transactions                              -0-          -0-            -0-          -0-        (.08)
Distributions in excess of
  net realized gain on
  investment and foreign
  currency transactions                     -0-          -0-            -0-          -0-        (.01)
Total distributions                         -0-          -0-            -0-          -0-        (.09)
Net asset value,
  end of period                         $12.72       $11.91         $10.59       $10.03       $11.36

TOTAL RETURN
Total investment return based
  on net asset value(d)                   6.80%       12.47%          5.58%      (11.71)%      (8.84)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $11,886       $9,705         $9,139       $7,544       $7,518
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.50%        1.51%          1.77%        1.57%        1.42%
  Expenses, before waivers/
    reimbursements                        1.54%        1.62%          1.77%        1.57%        1.42%
  Net investment loss                     (.77)%(b)    (.75)%(b)(c)   (.81)%       (.83)%       (.59)%
Portfolio turnover rate                     30%          34%             8%           9%           8%



See footnote summary on page 29.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period


                                          Class R      Class K      Class I
                                         -----------  -----------  -----------
                                           March 1,     March 1,     March 1,
                                           2005(e)      2005(e)      2005(e)
                                         to June 30,  to June 30,  to June 30,
                                            2005         2005         2005
                                         -----------  -----------  -----------
Net asset value, beginning of period       $11.54       $11.54       $11.54

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income/(loss)(a)              (.02)        (.01)         .00(g)
Net realized and unrealized gain
  on investment and foreign
  currency investment transactions            .87          .87          .87
Net increase in net asset value
  from operations                             .85          .86          .87
Net asset value, end of period             $12.39       $12.40       $12.41

TOTAL RETURN
Total investment return based on
  net asset value(d)                         7.37%        7.45%        7.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $11          $11          $11
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements(f)                1.70%        1.44%        1.16%
  Expenses, before
    waivers/reimbursements(f)                1.70%        1.44%        1.16%
  Net investment income/(loss)(f)            (.48)%       (.22)%        .06%
Portfolio turnover rate                        30%          30%          30%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived/reimbursed by the Adviser.

(c)  Net of expenses waived by the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Commencement of distributions.

(f)  Annualized.

(g)  Amount is less than $.005.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 29


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Global Health Care Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Global Health Care Fund, Inc. (the "Fund"), formerly AllianceBernstein Health Care Fund, Inc., at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 19, 2005


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                                             Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block.(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Norman M. Fidel(2), Senior Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernstein Global Health Care Fund's portfolio are made by Mr. Norman Fidel, Senior Vice President of ACMC. Mr. Fidel has been responsible for the Fund's investments since the Fund's inception, and has been with the firm since prior to 2000. Mr. Fidel is a member of the Adviser's Global Health Care Research Team that collaborates actively on the management of the Adviser's health care portfolios.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 31


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                               PORTFOLIOS
                                          PRINCIPAL                              IN FUND           OTHER
 NAME, AGE OF DIRECTOR,                  OCCUPATION(S)                           COMPLEX        DIRECTORSHIP
        ADDRESS                           DURING PAST                           OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                      5 YEARS                               DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer, **                   Executive Vice President of                      81             None
1345 Avenue of the                  ACMC since 2001; prior thereto,
Americas,                           Chief Executive Officer of
New York, NY 10105                  Sanford C. Bernstein & Co., LLC
10/2/57                             ("SCB & Co.") and its predecessor
(2003)                              since prior to 2000.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., # +          Investment adviser and an                       108             None
2 Sound View Drive,                 independent consultant. He
Suite 100,                          was formerly Senior Manager
Greenwich, CT 06830                 of Barrett Associates, Inc.,
Chairman of the Board               a registered investment adviser,
9/7/32                              with which he had been
(1999)                              associated since prior to 2000.
                                    He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief Investment
                                    Officer of the New York Bank for
                                    Savings.

Ruth Block, # ++                    Formerly Executive Vice President               105             None
500 S.E. Mizner Blvd.,              and Chief Insurance Officer of
Boca Raton, FL 33432                The Equitable Life Assurance
11/7/30                             Society of the United States;
(1999)                              Chairman and Chief Executive
                                    Officer of Evlico; Director of Avon,
                                    BP (oil and gas), Ecolab Incorporated
                                    (specialty chemicals), Tandem
                                    Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities
                                    Corporation; former Governor
                                    at Large, National Association
                                    of Securities Dealers, Inc.



_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


                                                         Management of the Fund
-------------------------------------------------------------------------------

                                                                               PORTFOLIOS
                                          PRINCIPAL                              IN FUND           OTHER
 NAME, AGE OF DIRECTOR,                  OCCUPATION(S)                           COMPLEX        DIRECTORSHIP
        ADDRESS                           DURING PAST                           OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                      5 YEARS                               DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

David H. Dievler, #                 Independent consultant. Until                   107             None
P.O. Box 167,                       December 1994 he was
Spring Lake, NJ 07762               Senior Vice President of
10/23/29                            Alliance Capital Management
(1999)                              Corporation ("ACMC") responsible
                                    for mutual fund administration.
                                    Prior to joining ACMC in 1984
                                    he was Chief Financial Officer of
                                    Eberstadt Asset Management
                                    since 1968. Prior to that, he
                                    was a Senior Manager at Price
                                    Waterhouse & Co. Member of
                                    American Institute of Certified
                                    Public Accountants since 1953.

John H. Dobkin, #                   Consultant. Formerly President                  105             None
P.O. Box 12,                        of Save Venice, Inc.
Annandale, NY 12504                 (preservation organization)
2/19/42                             from 2001-2002, Senior Advisor
(1999)                              from June 1999-June 2000 and
                                    President of Historic Hudson
                                    Valley (historic preservation) from
                                    December 1989-May 1999.
                                    Previously, Director of the National
                                    Academy of Design and during
                                    1988-1992, Director and Chairman
                                    of the Audit Committee of ACMC.

Michael J. Downey, #                Consultant since January 2004.                   80       Asia Pacific Fund,
1345 Avenue of the                  Formerly managing partner of                                Inc. and the
Americas                            Lexington Capital, LLC (investment                           Merger Fund
New York, NY 10105                  advisory firm) from December 1997
1/26/44                             until December 2003. Prior thereto,
(2005)                              Chairman and CEO of Prudential
                                    Mutual Fund Management from 1987
                                    to 1993.



*  There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+  Member of the Fair Value Pricing Committee.

++ Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of Alliance. Such securities were sold for approximately $2,400 on October 21, 2004. Ms.Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 33


                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is set forth below.


         NAME,                     PRINCIPAL POSITION(S)                PRINCIPAL OCCUPATION
ADDRESS* DATE OF BIRTH                HELD WITH FUND                    DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------

Marc O. Mayer                       President and Chief             See biography above.
10/2/57                             Executive Officer

Norman M. Fidel                     Senior Vice President           Senior Vice President of ACMC,**
9/17/45                                                             with which he has been associated
                                                                    since prior to 2000.

Philip L. Kirstein                  Senior Vice President           Independent Compliance Officer-
5/29/45                             and Independent                 Mutual Funds of ACMC,** with which
                                    Compliance Officer              he has been associated since October
                                                                    2004. Prior thereto, he was Of Counsel
                                                                    to Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004,
                                                                    and General Counsel and First Vice
                                                                    President of Merrill Lynch Investment
                                                                    Managers, L.P. since prior to 2000.

Thomas J. Bardong                   Vice President                  Senior Vice President of ACMC,** with
4/28/45                                                             which he has been associated since
                                                                    prior to 2000.

Russell Brody                       Vice President                  Vice President of ACMC,** with which
11/14/66                                                            he has been associated since prior to
                                                                    2000.

Mark R. Manley                      Secretary                       Senior Vice President, Deputy Counsel
10/23/62                                                            and Acting Chief Compliance Officer
                                                                    of ACMC,** with which he has been
                                                                    associated since prior to 2000.

Mark D. Gersten                     Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                             Financial Officer               Investor Fund, Inc. ("AGIS")** and
                                                                    Vice President of AllianceBernstein
                                                                    Investment Research Management, Inc.
                                                                    ("ABIRM"),** with which he has been
                                                                    associated since prior to 2000.

Vincent S. Noto                     Controller                      Vice President of AGIS**, with which
12/14/64                                                            he has been associated since prior to
                                                                    2000.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on June 15, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) in the Fund's Advisory Agreement wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to two indices;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 35


3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Fund complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Fund complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

11. The Adviser's representation that it does not advise other clients with similar investment objectives and strategies as the Fund;

12. The Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement.

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the stated fee rates in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 37


responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting many of the investment companies in the AllianceBernstein Fund complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be implemented later in the year, and that it would differ in various respects from the methodology used previously.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance for Class A shares of the Fund as compared to other funds in the Lipper Health/Biotechnology Funds Average for periods ending March 31, 2005 over the year to date ("YTD"), 1-, 3- and 5-year


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 39


and since inception periods (inception August 1999) and for calendar years 2000 to 2004 and compared to the Standard & Poor's Healthcare Sector Composite and the Morgan Stanley Capital International World Health Care Index. The directors also reviewed information from a report prepared by Lipper showing performance for Class A shares of the Fund as compared to a group of 11 to 7 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 42 to 19 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended March 31, 2005 over the 1-, 3- and 5-year periods. The directors noted that the Lipper category data showed the Fund's performance for the periods ending March 31, 2005 was above the Lipper medians in the YTD, 1- and 3-year periods and below the Lipper medians in the 5-year and since inception periods, and that the Fund's calendar year performance was below the Lipper medians for all periods reviewed except for calendar 2002 when it was significantly above the Lipper median. The directors further noted that in the Performance Group comparison, the Fund was in the third quintile for the 1-year period, and in the fourth or fifth quintile for all other periods reviewed and in the Performance Universe comparison, was in the second quintile in the 1- and 3-year periods and the fourth quintile in the 5-year period. Based on their review, the directors concluded that the Fund's relative investment performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio adjusted to show the effect of the new lower contractual advisory fees implemented in January 2004. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


The directors noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was significantly lower than the median for the Expense Group. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 5 basis points. The directors noted that the Fund's total expense ratio was somewhat above the medians for both the Expense Group and the Expense Universe. The directors noted that the Fund's assets were less than $175 million and that its expense ratio would be favorably impacted should assets increase, and concluded that the Fund's expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 41


SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Global Health Care Fund, Inc., (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to
Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from providing such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services, including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                                           Advisory Fee Based on % of
                                                            Average Daily Net Assets
-------------------------------------------------------------------------------------------
AllianceBernstein Global Health Care Fund, Inc         First $2.5 billion           .75%
                                                       Next $2.5 billion            .65%
                                                       Excess of $5 billion         .60%



* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


_______________________________________________________________________________

42 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                          Latest
                                                        Fiscal Year      As % of Average
                                                          Amount         Daily Net Assets
-------------------------------------------------------------------------------------------
AllianceBernstein Global Health Care Fund, Inc.         $110,500.00            .05


The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. It should be noted that as of February 28, 2005, the Fund is operating below its expense cap. Pro-forma expense ratio is also set forth below.

                                        Expense Cap
                                        pursuant to
                                          Expense
                                         Limitation           Pro-Forma            Fiscal
                                        Undertaking         Expense Ratio*        Year End
-----------------------------------------------------------------------------------------------
AllianceBernstein Global Health        Advisor-2.20%            1.48%             June 30,
  Care Fund, Inc                       Class A-2.50%            1.77%               2004
                                       Class B-3.20%            2.53%
                                       Class C-3.20%            2.50%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Fund to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if the Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.


* This pro-forma expense ratio information shows what would have been the Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 43


Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Fund. However, with respect to the Fund the Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Fund.

The Adviser also manages and sponsors retail mutual funds organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fee for an offshore mutual fund with a similar investment style as the Fund:

Asset Class                                                  Fee
------------------------------------------------------------------------
International Healthcare                                    1.00%


The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset level for the Fund.*

                                                            Lipper Group
                                               Fee             Median             Rank
-----------------------------------------------------------------------------------------------
AllianceBernstein Global Health Care
  Fund, Inc.                                  0.750            0.850              2/11


Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper


* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

** Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


_______________________________________________________________________________

44 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                                 Lipper         Lipper                         Lipper
                                  Expense       Universe       Universe         Lipper          Group
                                   Ratio         Median          Rank         Group Rank       Median
----------------------------------------------------------------------------------------------------------
AllianceBernstein Global
  Health Care Fund, Inc.           1.730          1.574          25/32          10/11           1.604


Based on this analysis, the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability for the Fund decreased during calendar year 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 45


12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Fund for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amounts in Class A front-end load sales charges from sales of the Fund's shares in the Fund's most recent fiscal year:

                                                            Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Global Health Care Fund, Inc.                  $2,272


ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                         12b-1Fee
                                                        Received**         CDSC Received
-------------------------------------------------------------------------------------------
AllianceBernstein Global Health Care Fund, Inc.         $1,756,743             $92,335


Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

                                                                AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Global Health Care Fund, Inc.                 $684,000


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Fund reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the

* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.

**  12b-1 amounts are gross amounts paid to ABIRM.


_______________________________________________________________________________

46 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Fund and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3 and 5 year performance ranking of the Fund's relative to its Lipper universe:

                                                            Performance Year
                                                Rank in Performance Universe for Periods
                                                          Ended March 31, 2005
-----------------------------------------------------------------------------------------
                                                 1              3               5
-----------------------------------------------------------------------------------------
AllianceBernstein Global Health Care
  Fund, Inc.                                   17/42          14/38           13/19



CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


_______________________________________________________________________________

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND o 47


                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares

Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

48 o ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND


ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


HCFAR0605

ITEM 2.       CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered accounting firm PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                        Audit-Related
                         Audit Fees         Fees             Tax Fees
                         ----------     -------------        --------
          2004            $39,000          $6,215*           $16,050
          2005            $42,000          $3,680            $17,850


* Includes SAS 70 fees and professional services fees for multiple class testing of $3,255 and $1,400, respectively, for the year ended 2004, which were paid to Ernst & Young.


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                           Total Amount of
                                                          Foregoing Column
                                                         Pre-approved by the
                                  All Fees for             Audit Committee
                               Non-Audit Services       (Portion Comprised of
                                Provided to the          Audit Related Fees)
                               Fund, the Adviser        (Portion Comprised of
                             and Service Affiliates           Tax Fees)
                             ----------------------      ---------------------
              2004               $1,104,557*                   $269,010 *
                                                             ( $252,960 )*
                                                             ( $16,050 )

              2005             . $844,908                      $21,530
                                                             ( $3,680 )
                                                             ( $17,850 )


* Includes SAS 70 fees and professional services fees for multiple class testing of $3,255 and $1,400, respectively, for the year ended 2004, which were paid to Ernst & Young.



(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.



ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.



 ITEM 10.         CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

   EXHIBIT NO.    DESCRIPTION OF EXHIBIT

   11 (a) (1)     Code of Ethics that is subject to the disclosure of Item 2 hereof

   11 (b) (1)     Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

   11 (b) (2)     Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

   11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Health Care Fund, Inc.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:     August 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    August 29, 2005

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    August 29, 2005